Vanguard S&P Mid-Cap 400 Growth Index ETF

Summary Prospectus

December 28, 2012

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares (IVOG)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 28, 2012, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks in the United States.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses		0.15%
12b-1 Distribution Fee		None
Other Expenses		0.05%
Total Annual Fund Operating Expenses		0.20%

Example

The following example is intended to help you compare the cost of investing in S&P Mid-Cap 400 Growth ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in S&P Mid-Cap 400 Growth ETF. This example assumes that S&P Mid-Cap 400 Growth ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Growth Index, which represents the growth companies of the S&P MidCap 400 Index. The Index measures the performance of mid-capitalization growth stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• S&P Mid-Cap 400 Growth ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an S&P Mid-Cap 400 Growth ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy S&P Mid-Cap 400 Growth ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although S&P Mid-Cap 400 Growth ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of S&P Mid-Cap 400 Growth ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of S&P Mid-Cap 400 Growth ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s ETF Shares (based on NAV) in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2012, was 14.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.19% (quarter ended December 31, 2011), and the lowest return for a quarter was –18.88% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2011
		Since
		Inception
		(Sep. 7,
	1 Year	2010)
Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	–1.15%	15.70%
Return After Taxes on Distributions	–1.25	15.57
Return After Taxes on Distributions and Sale of Fund Shares	–0.66	13.36
Based on Market Price
Return Before Taxes	–1.17	15.70
S&P MidCap 400 Growth Index
(reflects no deduction for fees, expenses, or taxes)	–0.94%	15.91%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 50,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares—Fund Number 3343

CFA® is a trademark owned by CFA Institute.

This fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and its affiliates (“S&P”). S&P makes no representation, condition or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P Mid-Cap 400 Growth Index to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P’s only relationship to the Vanguard Group, Inc. is the licensing of certain trademarks and trade names and of the S&P MidCap 400 Growth Index, which are determined, composed and calculated by S&P without regard to the Vanguard Group, Inc. or the fund. S&P has no obligation to take the needs of the Vanguard Group, Inc. or the owners of the fund into consideration in determining, composing or calculating the S&P MidCap 400 Growth Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Growth Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition or representation, express or implied, as to results to be obtained by the Vanguard Group, Inc., owners of the fund, or any other person or entity from the use of the S&P MidCap 400 Growth Index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the S&P MidCap 400 Growth Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P MidCap 400 Growth Index or any data included therein, even if notified of the possibility of such damage.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 3343 122012